EXHIBIT 99.1
                                  ------------

                               CHISTE CORPORATION

                                CERTIFICATION OF
                           CHIEF EXECUTIVE OFFICER AND
                          PRINCIPAL ACCOUNTING OFFICER
                       PURSUANT TO18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2003


     I,  Michael S. Williams, solely for the purpose of complying with 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2003, hereby certify that to my knowledge the Annual Report of Chiste Corporation on Form 10-KSB for the fiscal year ended March 31, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-KSB fairly presents in all material respects the financial condition and results of operations of Chiste Corporation.

Date:     May  25,  2004

     By:   /S/ Michael S. Williams
     Michael  S.  Williams
Chief  Executive  Officer  and  Principal  Accounting  Officer